UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2019

Date of reporting period:	May 1, 2018 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Sustainable Future Fund*

Semiannual report
10 | 31 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PMVAX

*Effective March 21, 2018, Putnam Multi-Cap Value Fund was renamed Putnam Sustainable Future Fund.

Putnam
Sustainable Future
Fund

Semiannual report
10 | 31 | 18

Consider these risks before investing: Stock values may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s sustainable investment strategy limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have a sustainable focus. The fund’s investment strategy of investing in companies whose products and services produce positive environmental, social, and economic-development impact may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not invest with a similar focus. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Sustainable Future Fund brings a new dimension to investing in stocks of U.S. companies. The fund’s managers look for companies that offer durable, long-term growth potential for investors, and they also bring expertise in identifying businesses focused on sustainability in their products and services. The fund’s management and research teams seek companies that directly demonstrate positive impact in social, environmental, or economic development.

Examples of positive impact

An emerging discipline

Sustainable investing is an area where the interests of investors are aligning with active money managers seeking to build more resilient portfolios. It is increasingly important for fund managers to evaluate how a company conducts business and the broader impact of its operations beyond financial statements. Recent research on investment performance indicates that companies adopting better corporate practices can achieve better stock performance as well.

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Targeting growing companies making a positive impact

Fund Managers Katherine Collins and Stephanie Henderson seek to identify innovative companies that are at the forefront of addressing unmet needs and solving pressing challenges. They also analyze ESG (environmental, social, and governance) data to assess a company’s impact in a range of areas. Examples of positive impact they consider include reduction of greenhouse gas emissions, improved water quality, fair labor practices, and responsible supply chain management.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the company’s financial strength, growth potential, competitive position, future earnings, and cash flows, as well as the stock’s valuation.

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Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

As of March 21, 2018, the Russell Midcap Growth Index replaced the Russell 3000 Value Index as the primary benchmark for this fund. In Putnam Investment Management, LLC’s opinion, the securities tracked by the Russell Midcap Growth Index more accurately reflect the types of securities that generally will be held by the fund.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Katherine is Head of Sustainable Investing. She earned a Master of Theological Studies from Harvard Divinity School and a B.A. from Wellesley College. Katherine joined Putnam in 2017 and has been in the investment industry since 1990.

In addition to Katherine, Stephanie Henderson is Assistant Portfolio Manager of the fund.

Katherine, for the full six-month period, the fund was managed with its new investment approach. Could you provide a review of your sustainability focus?

The companies we choose for the fund are those that we believe are making a positive impact in social, environmental, or economic development. We look for a combination of financial strength, profitability, attractive valuations, and positive impact. We invest in stocks of U.S. companies using Putnam’s time-tested research-intensive investment process. In addition to targeting companies with strong financial outlooks, we also want businesses that are at the forefront of addressing unmet needs and solving pressing challenges.

What are some examples of positive impact?

We analyze a company’s products or services to determine if they may provide solutions that have a direct impact on sustainable environmental, social, and economic development. From an environmental perspective, it could mean improved water quality or the reduction of greenhouse gas emissions. Positive social impact could mean positive and innovative practices around employee well-being or

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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supply chain management — monitoring the standards and practices of suppliers, manufacturers, or other business partners. Our investing approach involves setting explicit expectations for both financial return and social or environmental benefit. Also, we are able to tailor our analysis to particular industries and companies because our analysts have extensive industry-specific knowledge and first-hand interaction with business leaders.

Let’s turn to the six-month period we are covering in this report. How was the investing environment for U.S. stocks?

For most of the period, which began in May 2018, U.S. stocks advanced and investors were generally unfazed by a number of political and economic uncertainties. U.S. stocks performed well throughout the summer, and from July through September, they delivered their biggest quarterly gain in nearly five years. Stocks benefited from trends such as rising wages, low unemployment, positive investor sentiment, and tax relief for businesses as a result of the Tax Cuts and Jobs Act.

In the final month of the period, however, conditions changed significantly. October was quite turbulent for stocks, and all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time this year, stocks experienced a correction — a drop of more than 10% from a recent high. The downturn was due to worries about rising interest rates, the escalating U.S.–China trade conflict, and the potential for rising inflation. As a result, for the six-month period overall, U.S. stocks advanced only slightly.

How did the fund perform in this environment?

In this somewhat lackluster six-month period for overall stock returns, the fund gained 1.84%, outperforming its primary benchmark, the Russell Midcap Growth Index, which returned 0.94%. Also, the fund slightly outperformed funds in its Lipper peer group, which delivered an average return of 1.69% for the period.

From a sustainability perspective, a number of themes could be found across the portfolio’s top-performing holdings. One theme was a focus on creating healthier environments through better-quality food ingredients or products that reduce negative environmental impact. Another theme was improving access to high-quality, effective health care. Also prevalent among our top-performing holdings was a theme of increased efficiency and decreased waste — whether in work processes or use of materials.

What were some holdings that contributed to performance during the period?

The top contributor to performance for the period was our investment in McCormick & Company. Describing itself as “a global leader in flavor,” the company produces a number of well-known spices and sauces across a range of brand names. The stock performed well for several reasons, including a growing demand from consumers worldwide for a wider range of seasonings for food preparation. In addition, a recent acquisition expanded its product line and helped the company deliver record financial results.

From a sustainability perspective, McCormick has a long history of taking responsibility for its products. It manages a supply chain across more than 80 countries and has a longstanding commitment to supporting farming communities and improving the financial health of farmers who grow spices. McCormick also has innovative development programs for its own workforce, and was named one of Barron’s “100 Most Sustainable Companies” in February 2018.

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Another performance highlight was the stock of Teladoc, a company that allows people to speak with a licensed doctor by web, phone, or mobile app in minutes. The company’s core business is growing at what we believe is a healthy pace, and it is also expanding to offer new services, including consultation for more critical medical issues and ongoing care for chronic conditions. The company aligns with our sustainability focus by providing timely and efficient access to high-quality medical care, improving health outcomes, and decreasing frustration and costs.

Our investment in Everbridge was also beneficial. This company offers services to help businesses with critical event management. For example, it provides incident response technology, preparedness training, and alert systems for communicating during emergencies in real time with employees and community residents.

Could you discuss some stocks or strategies that detracted from the fund’s performance?

The top detractor for the period was DXC Technology, an information technology company. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. The stock struggled during the period as investors became concerned that the company, which is focused on streamlining operations and cutting costs, was not offering strong growth potential. We believe DXC’s merger may bring improved earnings power that is not yet fully reflected in DXC’s stock price. In terms of sustainability, the nature of DXC’s business is improving efficiency and effectiveness for its customers, freeing up resources for future innovation.

Another disappointment for the period was our investment in KION, a company that specializes in materials handling equipment. KION provides businesses such as retail warehouses with equipment that improves efficiency while also offering important energy and safety benefits. The stock, which is not part of the fund’s benchmark, declined during the period due to cost escalation and supply chain issues in several key areas. We trimmed this position during the period, but KION remained in the portfolio at period-end.

Performance was also dampened by our investment in First Solar, another stock that is not part of the fund’s benchmark. First Solar

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

8 Sustainable Future Fund

produces thin film solar modules that have unusually high energy yields. We believe the company continues to make great strides in improving the effectiveness and efficiency of solar power generation — which is a plus for both its profitability and sustainability goals. During the period, the stock struggled due to excess industry supply and ongoing competition in the solar industry.

As the fund begins the second half of its fiscal year, what is your outlook?

U.S. stocks may encounter continued volatility in the months ahead, but this will not prompt any change in our approach. We will maintain our focus on research-driven stock selection, which includes actively considering sustainability measures in our company research.

Our emphasis with this fund is on solutions-oriented companies — those that offer innovative ways to address our greatest sustainability challenges, resulting in positive environmental, economic, or social impact. Looking ahead, we are seeing more companies focused on innovation that addresses sustainability challenges across every sector, which should continue to expand our range of investment opportunities.

Thanks, Katherine, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	9.40%	236.88%	12.91%	40.44%	7.03%	20.76%	6.49%	2.72%	1.84%
After sales charge	9.06	217.51	12.25	32.37	5.77	13.82	4.41	–3.18	–4.02
Class B (1/16/01)
Before CDSC	9.19	224.13	12.48	35.27	6.23	18.05	5.69	1.91	1.45
After CDSC	9.19	224.13	12.48	33.27	5.91	15.05	4.78	–2.95	–3.55
Class C (1/16/01)
Before CDSC	8.97	212.67	12.07	35.32	6.24	18.03	5.68	1.92	1.46
After CDSC	8.97	212.67	12.07	35.32	6.24	18.03	5.68	0.95	0.46
Class M (1/16/01)
Before sales charge	8.86	220.49	12.35	37.08	6.51	18.98	5.97	2.22	1.62
After sales charge	8.65	209.27	11.95	32.28	5.75	14.82	4.71	–1.36	–1.94
Class R (4/1/03)
Net asset value	9.13	228.55	12.63	38.74	6.77	19.85	6.22	2.48	1.73
Class R6 (5/22/18)
Net asset value	9.65	245.98	13.22	42.37	7.32	21.76	6.78	3.02	2.03
Class Y (4/2/02)
Net asset value	9.64	245.81	13.21	42.30	7.31	21.70	6.76	2.97	1.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of

10 Sustainable Future Fund

class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell Midcap
Growth Index	7.10%	308.01%	15.10%	61.77%	10.10%	34.54%	10.39%	6.14%	0.94%
Russell 3000
Value – Russell
Midcap Growth	6.56	183.95	11.00	46.69	7.96	26.41	8.13	0.28	0.94
Linked Benchmark*
Lipper Multi-Cap
Growth Funds	5.88	265.86	13.69	62.79	10.11	36.14	10.73	7.71	1.69
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

As of March 21, 2018, the Russell Midcap Growth Index replaced the Russell 3000 Value Index as the primary benchmark for this fund. In Putnam Investment Management, LLC’s opinion, the securities tracked by the Russell Midcap Growth Index more accurately reflect the types of securities that generally will be held by the fund.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter (periods not shown in this chart).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/18, there were 563, 555, 491, 426, 314, and 118 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/18

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
4/30/18	$19.58	$20.77	$17.92	$17.80	$18.56	$19.23	$19.06	—	$19.66
5/22/18*	—	—	—	—	—	—	—	$20.59	—
10/31/18	19.94	21.16	18.18	18.06	18.86	19.54	19.39	20.06	20.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of class R6 shares.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	9.96%	189.89%	11.23%	61.50%	10.06%	39.00%	11.60%	12.58%	11.67%
After sales charge	9.62	173.22	10.57	52.22	8.77	31.01	9.42	6.11	5.25
Class B (1/16/01)
Before CDSC	9.75	179.18	10.81	55.54	9.24	35.89	10.76	11.73	11.30
After CDSC	9.75	179.18	10.81	53.54	8.95	32.89	9.94	6.73	6.30
Class C (1/16/01)
Before CDSC	9.53	169.14	10.41	55.63	9.25	35.98	10.79	11.75	11.32
After CDSC	9.53	169.14	10.41	55.63	9.25	35.98	10.79	10.75	10.32
Class M (1/16/01)
Before sales charge	9.42	175.89	10.68	57.59	9.52	36.97	11.06	11.99	11.39
After sales charge	9.21	166.24	10.29	52.07	8.75	32.18	9.74	8.07	7.49
Class R (4/1/03)
Net asset value	9.70	182.67	10.95	59.53	9.79	37.97	11.33	12.27	11.57
Class R6 (5/22/18)
Net asset value	10.21	197.65	11.52	63.69	10.36	40.20	11.92	12.96	11.94
Class Y (4/2/02)
Net asset value	10.21	197.51	11.52	63.62	10.35	40.13	11.90	12.91	11.89

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/18	1.07%	1.82%	1.82%	1.57%	1.32%	0.67%*	0.82%
Annualized expense ratio for the
six-month period ended 10/31/18	1.10%	1.85%	1.85%	1.60%	1.35%	0.71%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on the expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 5/1/18 to 10/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.39	$9.39	$8.13	$6.86	$3.13‡	$4.33
Ending value (after expenses)	$1,018.40	$1,014.50	$1,014.60	$1,016.20	$1,017.30	$974.30	$1,019.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/18 to 10/31/18, they would have been higher.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.40	$9.40	$8.13	$6.87	$3.62	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,017.14	$1,018.40	$1,021.63	$1,020.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Sustainable Future Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell® Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Value — Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

Sustainable Future Fund 15

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Sustainable Future Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Sustainable Future Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 Sustainable Future Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Sustainable Future Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 360, 309 and 275 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and three-year periods ended December 31, 2017 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was due to poor security selection within the health care, financials, materials, and consumer staples sectors. The Trustees also considered that the fund’s underweight position (relative to the benchmark) in the financials sector detracted from the fund’s performance. The Trustees noted that the fund generally held lower market capitalization positions than its peers, which detracted from its performance over the one-year and three-year periods. In addition, the Trustees considered that the fund’s underperformance over the three-year period was impacted by the fund’s underperformance in 2016, which largely resulted from poor security selection within the health care, financials, and materials sectors.

The Trustees considered that the fund was renamed Putnam Sustainable Future Fund (it had previously been Putnam Multi-Cap Value Fund) and changed its investment strategies to become an environmental, social and governance focused fund in March 2018. The Trustees noted that the fund was operating under its previous name, investment objective, and investment strategies during the periods for which the Trustees were reviewing the fund’s performance. The Trustees also noted that, in preparation for the fund’s name, investment objective, and investment strategies changes, Putnam Management made a portfolio manager change in December 2017 and appointed an additional portfolio manager in March 2018 and that Putnam Management was confident in the fund’s new portfolio managers. In addition, the Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also noted the portfolio manager, name, investment objective, and investment strategies changes had been in effect for only a short period of time. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s

20 Sustainable Future Fund

responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Sustainable Future Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Sustainable Future Fund

The fund’s portfolio 10/31/18 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value
Banks (5.5%)
Bank of America Corp.	35,000	$962,500
First Republic Bank	108,700	9,890,613
Webster Financial Corp.	169,000	9,943,960
		20,797,073
Beverages (0.9%)
Keurig Dr Pepper, Inc.	122,800	3,192,800
		3,192,800
Biotechnology (2.2%)
Bluebird Bio, Inc. † S	11,300	1,296,110
Clovis Oncology, Inc. † S	37,700	438,451
Galapagos NV ADR (Belgium) † S	20,900	2,147,057
Vertex Pharmaceuticals, Inc. †	26,200	4,439,852
		8,321,470
Building products (0.4%)
Owens Corning	32,573	1,539,726
		1,539,726
Capital markets (4.5%)
BlackRock, Inc.	19,100	7,858,122
E*Trade Financial Corp. †	32,900	1,625,918
MSCI, Inc.	40,100	6,030,238
Raymond James Financial, Inc.	20,100	1,541,469
		17,055,747
Chemicals (6.5%)
Chr Hansen Holding A/S (Denmark)	73,717	7,451,271
Ecolab, Inc.	28,900	4,426,035
Novozymes A/S (Denmark)	252,130	12,459,323
		24,336,629
Commercial services and supplies (0.2%)
Interface, Inc.	41,000	667,890
		667,890
Consumer finance (0.8%)
Gentera SAB de CV (Mexico)	3,589,200	2,908,359
		2,908,359
Containers and packaging (2.4%)
Ball Corp.	203,400	9,112,320
		9,112,320
Diversified financial services (1.1%)
Eurazeo SA (France)	57,244	4,185,257
		4,185,257
Electric utilities (1.8%)
NextEra Energy, Inc.	39,500	6,813,750
		6,813,750
Electrical equipment (0.3%)
Sunrun, Inc. † S	76,357	936,137
		936,137
Electronic equipment, instruments, and components (2.0%)
Itron, Inc. †	81,400	4,244,196
Orbotech, Ltd. (Israel) †	60,600	3,389,964
		7,634,160

Sustainable Future Fund 23

COMMON STOCKS (95.9%)* cont.	Shares	Value
Food products (4.6%)
McCormick & Co., Inc. (non-voting shares)	120,200	$17,308,800
		17,308,800
Health-care equipment and supplies (10.8%)
Becton Dickinson and Co. (BD)	65,523	15,103,052
Danaher Corp.	119,600	11,888,240
Edwards Lifesciences Corp. †	29,900	4,413,240
Penumbra, Inc. †	68,200	9,275,200
		40,679,732
Health-care providers and services (1.1%)
HealthEquity, Inc. †	44,000	4,039,200
		4,039,200
Health-care technology (2.5%)
Teladoc, Inc. † S	137,100	9,506,514
		9,506,514
Hotels, restaurants, and leisure (6.1%)
Chipotle Mexican Grill, Inc. †	26,700	12,290,811
Vail Resorts, Inc.	42,500	10,681,100
		22,971,911
Insurance (1.7%)
Prudential PLC (United Kingdom)	320,616	6,436,089
		6,436,089
Interactive media and services (3.5%)
Alphabet, Inc. Class A †	10,000	10,905,800
Eventbrite, Inc. Class A † S	80,772	2,285,848
		13,191,648
Internet and direct marketing retail (1.1%)
Stitch Fix, Inc. Class A † S	159,100	4,193,876
		4,193,876
IT Services (5.5%)
DXC Technology Co.	155,900	11,354,197
Mastercard, Inc. Class A	46,800	9,250,956
		20,605,153
Life sciences tools and services (0.9%)
Bio-Rad Laboratories, Inc. Class A †	12,900	3,519,765
		3,519,765
Machinery (4.7%)
Fortive Corp.	131,500	9,763,875
KION Group AG (Germany)	54,415	3,186,435
Xylem, Inc.	69,300	4,544,694
		17,495,004
Personal products (3.5%)
Unilever PLC (United Kingdom)	243,944	12,929,172
		12,929,172
Pharmaceuticals (2.5%)
Jazz Pharmaceuticals PLC †	47,000	7,464,540
Medicines Co. (The) † S	75,600	1,758,456
		9,222,996

24 Sustainable Future Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (3.8%)
Applied Materials, Inc.	84,200	$2,768,496
ASML Holding NV (Netherlands)	16,300	2,809,468
First Solar Inc. †	30,300	1,266,540
NXP Semiconductors NV	50,300	3,771,996
ON Semiconductor Corp. †	222,700	3,785,900
		14,402,400
Software (11.9%)
Adobe, Inc. †	45,400	11,157,504
DocuSign, Inc. † S	93,900	3,938,166
Everbridge, Inc. † S	212,900	10,821,707
Instructure, Inc. †	126,700	4,730,978
Salesforce.com, Inc. †	102,500	14,067,100
		44,715,455
Specialty retail (1.4%)
TJX Cos., Inc. (The)	48,062	5,281,053
		5,281,053
Textiles, apparel, and luxury goods (1.7%)
adidas AG (Germany)	26,846	6,324,683
		6,324,683
Total common stocks (cost $336,678,311)		$360,324,769

SHORT-TERM INVESTMENTS (11.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.36% [d]	29,133,900	$29,133,900
Putnam Short Term Investment Fund 2.33% L	14,454,674	14,454,674
Total short-term investments (cost $43,588,574)		$43,588,574

TOTAL INVESTMENTS
Total investments (cost $380,266,885)	$403,913,343

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2018 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $375,802,417.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Sustainable Future Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$13,191,648	$—	$—
Consumer discretionary	38,771,523	—	—
Consumer staples	33,430,772	—	—
Financials	51,382,525	—	—
Health care	75,289,677	—	—
Industrials	20,638,757	—	—
Information technology	87,357,168	—	—
Materials	33,448,949	—	—
Utilities	6,813,750	—	—
Total common stocks	360,324,769	—	—

Short-term investments	14,454,674	29,133,900	—
Totals by level	$374,779,443	$29,133,900	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

26 Sustainable Future Fund

Statement of assets and liabilities 10/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $28,940,226 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $336,678,311)	$360,324,769
Affiliated issuers (identified cost $43,588,574) (Notes 1 and 5)	43,588,574
Cash	1,835,116
Foreign currency (cost $9) (Note 1)	9
Dividends, interest and other receivables	187,618
Foreign tax reclaim	33,131
Receivable for shares of the fund sold	132,013
Receivable for investments sold	1,501,527
Prepaid assets	40,324
Total assets	407,643,081

LIABILITIES
Payable for investments purchased	1,835,115
Payable for shares of the fund repurchased	336,346
Payable for compensation of Manager (Note 2)	180,527
Payable for custodian fees (Note 2)	9,260
Payable for investor servicing fees (Note 2)	56,173
Payable for Trustee compensation and expenses (Note 2)	140,283
Payable for administrative services (Note 2)	777
Payable for distribution fees (Note 2)	87,384
Collateral on securities loaned, at value (Note 1)	29,133,900
Other accrued expenses	60,899
Total liabilities	31,840,664

Net assets	$375,802,417

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$268,844,847
Total distributable earnings (Note 1)	106,957,570
Total — Representing net assets applicable to capital shares outstanding	$375,802,417

(Continued on next page)

Sustainable Future Fund 27

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($307,005,427 divided by 15,393,717 shares)	$19.94
Offering price per class A share (100/94.25 of $19.94)*	$21.16
Net asset value and offering price per class B share ($109,839 divided by 6,041 shares)**	$18.18
Net asset value and offering price per class C share ($15,606,796 divided by 864,031 shares)**	$18.06
Net asset value and redemption price per class M share ($4,103,286 divided by 217,623 shares)	$18.86
Offering price per class M share (100/96.50 of $18.86)*	$19.54
Net asset value, offering price and redemption price per class R share
($9,230,215 divided by 475,995 shares)	$19.39
Net asset value, offering price and redemption price per class R6 share
($11,262,951 divided by 561,377 shares)	$20.06
Net asset value, offering price and redemption price per class Y share
($28,483,903 divided by 1,420,580 shares)	$20.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Future Fund

Statement of operations Six months ended 10/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $42,764)	$3,982,909
Interest (including interest income of $95,937 from investments in affiliated issuers) (Note 5)	96,362
Securities lending (net of expenses) (Notes 1 and 5)	145,506
Total investment income	4,224,777

EXPENSES
Compensation of Manager (Note 2)	1,143,064
Investor servicing fees (Note 2)	391,981
Custodian fees (Note 2)	11,950
Trustee compensation and expenses (Note 2)	10,677
Distribution fees (Note 2)	554,330
Administrative services (Note 2)	4,747
Other	195,564
Total expenses	2,312,313
Expense reduction (Note 2)	(8,241)
Net expenses	2,304,072

Net investment income	1,920,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	8,084,267
Foreign currency transactions (Note 1)	(16,106)
Total net realized gain	8,068,161
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(880,557)
Assets and liabilities in foreign currencies	2,010
Total change in net unrealized depreciation	(878,547)

Net gain on investments	7,189,614

Net increase in net assets resulting from operations	$9,110,319

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 29

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/18*	Year ended 4/30/18
Operations
Net investment income	$1,920,705	$2,448,978
Net realized gain on investments
and foreign currency transactions	8,068,161	72,555,853
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(878,547)	(53,942,079)
Net increase in net assets resulting from operations	9,110,319	21,062,752
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	—	(3,747,100)
Class B	—	(434)
Class C	—	(333,663)
Class M	—	(51,291)
Class R	—	(138,335)
Class Y	—	(775,243)
From net realized long-term gain on investments
Class A	—	(10,929,040)
Class B	—	(1,267)
Class C	—	(973,183)
Class M	—	(149,600)
Class R	—	(403,476)
Class Y	—	(2,261,126)
Decrease from capital share transactions (Note 4)	(35,992,335)	(67,002,171)
Total decrease in net assets	(26,882,016)	(65,703,177)

NET ASSETS
Beginning of period	402,684,433	468,387,610
End of period (Note 1)	$375,802,417	$402,684,433

* Unaudited.

The accompanying notes are an integral part of these financial statements.

30 Sustainable Future Fund

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Sustainable Future Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2018**	$19.58	.10	.26	.36	—	—	—	$19.94	1.84*	$307,005	.56*	.47*	14*
April 30, 2018	19.59	.11	.77	.88	—	(.89)	(.89)	19.58	4.53	324,298	1.07	.56	116
April 30, 2017	17.72	.13	2.16	2.29	(.13)	(.29)	(.42)	19.59	13.01	338,915	1.08	.72	78
April 30, 2016	19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	17.72	(3.21)	326,727	1.07[e]	.79[e]	76
April 30, 2015	19.47	.10	1.99	2.09	(.13)	(1.62)	(1.75)	19.81	11.02	356,142	1.07	.52	86
April 30, 2014	15.27	.16	4.14	4.30	(.10)	—	(.10)	19.47	28.21	327,158	1.11	.88	77
Class B
October 31, 2018**	$17.92	.04	.22	.26	—	—	—	$18.18	1.45*	$110	.93*	.19*	14*
April 30, 2018	18.14	.07	.60	.67	—	(.89)	(.89)	17.92	3.72	91	1.82	.36	116
April 30, 2017	16.44	(.01)	2.00	1.99	—[d]	(.29)	(.29)	18.14	12.18	6,616	1.83	(.05)	78
April 30, 2016	18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	16.44	(3.94)	6,335	1.82[e]	.08[e]	76
April 30, 2015	18.27	(.04)	1.86	1.82	—	(1.62)	(1.62)	18.47	10.23	8,138	1.82	(.22)	86
April 30, 2014	14.36	.02	3.89	3.91	—	—	—	18.27	27.23	8,681	1.86	.13	77
Class C
October 31, 2018**	$17.80	.02	.24	.26	—	—	—	$18.06	1.46*	$15,607	.93*	.10*	14*
April 30, 2018	18.02	(.03)	.70	.67	—	(.89)	(.89)	17.80	3.74	17,538	1.82	(.16)	116
April 30, 2017	16.35	(.01)	1.98	1.97	(.01)	(.29)	(.30)	18.02	12.13	29,117	1.83	(.04)	78
April 30, 2016	18.40	—[d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	16.35	(3.91)	26,861	1.82[e]	.01[e]	76
April 30, 2015	18.21	(.04)	1.85	1.81	—	(1.62)	(1.62)	18.40	10.21	24,125	1.82	(.24)	86
April 30, 2014	14.31	.02	3.88	3.90	—	—	—	18.21	27.25	21,011	1.86	.13	77
Class M
October 31, 2018**	$18.56	.04	.26	.30	—	—	—	$18.86	1.62*	$4,103	.81*	.21*	14*
April 30, 2018	18.70	.01	.74	.75	—	(.89)	(.89)	18.56	4.04	4,222	1.57	.07	116
April 30, 2017	16.95	.04	2.05	2.09	(.05)	(.29)	(.34)	18.70	12.42	4,484	1.58	.23	78
April 30, 2016	19.00	.05	(.78)	(.73)	(.08)	(1.24)	(1.32)	16.95	(3.68)	4,147	1.57[e]	.27[e]	76
April 30, 2015	18.74	—	1.91	1.91	(.03)	(1.62)	(1.65)	19.00	10.46	4,547	1.57	.02	86
April 30, 2014	14.71	.06	3.99	4.05	(.02)	—	(.02)	18.74	27.56	4,349	1.61	.38	77
Class R
October 31, 2018**	$19.06	.07	.26	.33	—	—	—	$19.39	1.73*	$9,230	.68*	.37*	14*
April 30, 2018	19.14	.06	.75	.81	—	(.89)	(.89)	19.06	4.26	10,835	1.32	.32	116
April 30, 2017	17.33	.08	2.11	2.19	(.09)	(.29)	(.38)	19.14	12.68	12,770	1.33	.46	78
April 30, 2016	19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	17.33	(3.45)	12,223	1.32[e]	.54[e]	76
April 30, 2015	19.10	.05	1.95	2.00	(.09)	(1.62)	(1.71)	19.39	10.76	16,327	1.32	.26	86
April 30, 2014	14.98	.11	4.08	4.19	(.07)	—	(.07)	19.10	27.97	12,301	1.36	.63	77
Class R6
October 31, 2018#	$20.59	.14	(.67)	(.53)	—	—	—	$20.06	(2.57)*	$11,263	.32*	.65*	14*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Sustainable Future Fund	Sustainable Future Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2018**	$19.66	.12	.27	.39	—	—	—	$20.05	1.98*	$28,484	.43*	.59*	14*
April 30, 2018	19.62	.17	.76	.93	—	(.89)	(.89)	19.66	4.78	45,701.82		.83	116
April 30, 2017	17.74	.14	2.21	2.35	(.18)	(.29)	(.47)	19.62	13.32	76,486.83		.77	78
April 30, 2016	19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	17.74	(2.99)	46,517	.82[e]	.95[e]	76
April 30, 2015	19.49	.15	2.00	2.15	(.18)	(1.62)	(1.80)	19.84	11.33	34,044.82		.76	86
April 30, 2014	15.28	.20	4.15	4.35	(.14)	—	(.14)	19.49	28.54	26,716.86		1.11	77

* Not annualized.

** Unaudited.

# For the period May 22, 2018 (commencement of operations) to October 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

34 Sustainable Future Fund	Sustainable Future Fund 35

Notes to financial statements 10/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2018 through October 31, 2018.

Putnam Sustainable Future Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to March 21, 2018, the fund was known as Putnam Multi-Cap Value Fund. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, Putnam Management considers the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that Putnam Management uses to evaluate environmental, social and economic development impacts will continue to evolve over time.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

36 Sustainable Future Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Sustainable Future Fund 37

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $29,133,900 and the value of securities loaned amounted to $28,940,226.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

38 Sustainable Future Fund

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $380,690,549, resulting in gross unrealized appreciation and depreciation of $47,792,037 and $24,569,243, respectively, or net unrealized appreciation of $23,222,794.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended April 30, 2018, the fund had undistributed net investment income of $2,497,518.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage,

Sustainable Future Fund 39

interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$323,174	Class R	10,310
Class B	104	Class R6	1,997
Class C	17,074	Class Y	35,071
Class M	4,251	Total	$391,981

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,350 under the expense offset arrangements and by $6,891 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $294, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail

40 Sustainable Future Fund

Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$421,266
Class B	1.00%	1.00%	542
Class C	1.00%	1.00%	89,022
Class M	1.00%	0.75%	16,625
Class R	1.00%	0.50%	26,875
Total			$554,330

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,973 and $251 from the sale of class A and class M shares, respectively, and received $0 and $1,069 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $20 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$54,185,649	$90,902,936
U.S. government securities (Long-term)	—	—
Total	$54,185,649	$90,902,936

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	228,977	$4,805,543	1,568,836	$30,946,466
Shares issued in connection with
reinvestment of distributions	—	—	714,701	13,936,673
	228,977	4,805,543	2,283,537	44,883,139
Shares repurchased	(1,397,052)	(29,267,811)	(3,022,386)	(60,196,501)
Net decrease	(1,168,075)	$(24,462,268)	(738,849)	$(15,313,362)

Sustainable Future Fund 41

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	5,958	$114,607	14,942	$271,009
Shares issued in connection with
reinvestment of distributions	—	—	95	1,701
	5,958	114,607	15,037	272,710
Shares repurchased	(4,984)	(95,172)	(374,743)	(6,761,242)
Net increase (decrease)	974	$19,435	(359,706)	$(6,488,532)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	32,191	$607,598	203,780	$3,756,454
Shares issued in connection with
reinvestment of distributions	—	—	71,206	1,266,043
	32,191	607,598	274,986	5,022,497
Shares repurchased	(153,326)	(2,913,199)	(905,559)	(16,291,178)
Net decrease	(121,135)	$(2,305,601)	(630,573)	$(11,268,681)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	4,954	$99,245	15,585	$297,669
Shares issued in connection with
reinvestment of distributions	—	—	10,683	197,851
	4,954	99,245	26,268	495,520
Shares repurchased	(14,840)	(294,293)	(38,487)	(730,587)
Net decrease	(9,886)	$(195,048)	(12,219)	$(235,067)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	32,975	$673,013	138,212	$2,676,522
Shares issued in connection with
reinvestment of distributions	—	—	25,596	486,329
	32,975	673,013	163,808	3,162,851
Shares repurchased	(125,347)	(2,578,300)	(262,599)	(5,126,598)
Net decrease	(92,372)	$(1,905,287)	(98,791)	$(1,963,747)

	FOR THE PERIOD 5/22/2018 (COMMENCEMENT OF
	OPERATIONS) TO 10/31/18
Class R6	Shares	Amount
Shares sold	593,180	$12,455,642
Shares issued in connection with reinvestment of distributions	—	—
	593,180	12,455,642
Shares repurchased	(31,803)	(688,357)
Net increase (decrease)	561,377	$11,767,285

42 Sustainable Future Fund

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	244,177	$5,154,944	801,728	$15,986,026
Shares issued in connection with
reinvestment of distributions	—	—	143,214	2,801,263
	244,177	5,154,944	944,942	18,787,289
Shares repurchased	(1,147,938)	(24,065,795)	(2,519,432)	(50,520,071)
Net decrease	(903,761)	$(18,910,851)	(1,574,490)	$(31,732,782)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/18	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,171,200	$134,886,139	$112,923,439	$284,190	$29,133,900
Putnam Short Term
Investment Fund**	13,368,105	45,243,333	44,156,764	95,937	14,454,674
Total Short-term
investments	$20,539,305	$180,129,472	$157,080,203	$380,127	$43,588,574

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Sustainable Future Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Sustainable Future Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Sustainable Future Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA075 313930 12/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018